EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to Registration Statement on Form S-3 (No. 333-51701) of our report dated February 20, 1998 appearing on page 51 of Battle Mountain Gold Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ PRICE WATERHOUSE LLP
                                          PRICE WATERHOUSE LLP
Houston, Texas
June 30, 1998